Exhibit 4.12

Equity Pledge Agreement

This Equity Pledge Agreement (this “Agreement”) is made and entered into by and between the following parties on April 12, 2021 in Shanghai, the People’s Republic of China (“China” or the “PRC”, for the purpose of this Agreement, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan Region of the People’s Republic of China).

Party A: NIO Co., Ltd. (hereinafter the “Pledgee”)

Address: Room 115, No. 569 Anchi Road, Anting Town, Jiading District, Shanghai

Party B: Bin Li (hereinafter the “Pledgor”)

Address: ********

Party C: Beijing NIO Network Technology Co., Ltd.

Address: Room 112, Beijing Yuxiangqing Hotel, No. 23 Courtyard, Babaozhuang, Haidian District, Beijing

In this Agreement, each of the Pledgee, the Pledgor and Party C shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas,

(1)

The Pledgor is a citizen of China with ID card No.:********, who as of the date hereof holds 80% of the equity interests of Party C, representing RMB 8,000,000 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China, and engaged in Internet culture business. Party C hereby acknowledges the respective rights and obligations of the Pledgor and the Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

(2)

The Pledgee is a wholly foreign-owned enterprise registered in China. The Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, the Pledgee and the Pledgor have executed an Exclusive Option Agreement (as defined below); the Pledgee and the Pledgor have executed a Loan Agreement (as defined below); and the Pledgor has executed a Power of Attorney (as defined below) in favor of the Pledgee;

(3)

To ensure that Party C and the Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, the Load Agreement and the Power of Attorney, the Pledgor hereby pledges to the Pledgee all of the equity interest that the Pledgor holds in Party C as security for the performance by Party C and the Pledgor of their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, the Loan Agreement and the Power of Attorney.

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

Article 1 Definitions

Unless otherwise provided in this Agreement, the terms below shall have the following meanings:

1.1

Pledge: shall refer to the security interest granted by the Pledgor to the Pledgee pursuant to Article 2 of this Agreement, which means the right of the Pledgee to be paid in priority with the Pledged Equity Interest based on the monetary valuation that such Pledged Equity Interest is converted into or from the proceeds from the auction or sale of the Pledged Equity Interest pledged by the Pledgor to the Pledgee.

1.2

Pledged Equity Interest: shall refer to 80% equity interests in Party C currently held by the Pledgor, representing RMB8,000,000 in the registered capital of Party C, and all of the equity interest hereafter held by the Pledgor in Party C.

1.3	Term of the Pledge: shall refer to the term set forth in Article 3 of this Agreement.
1.4

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and the Pledgee on April 12, 2021, (the “Exclusive Business Cooperation Agreement”), the Loan Agreement executed by and between the Pledgee and the Pledgor on April 12, 2021, (the “Loan Agreement”), the Exclusive Option Agreement executed by and among Party C, the Pledgee and the Pledgor on April 12, 2021, (the “Exclusive Option Agreement”), the Power of Attorney executed on April 12, 2021 by the Pledgor (the “Power of Attorney”) and any modification, amendment and/or restatement to the aforementioned documents.

1.5

Contract Obligations: shall refer to all the obligations of the Pledgor under the Exclusive Option Agreement, the Loan Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by the Pledgee, incurred as a result of any Event of Default on the part of the Pledgor and/or Party C. The amount of such losses shall be calculated based on such factors as the reasonable business plan and profit forecast of the Pledgee, the service fees payable by Party C under the Exclusive Business Cooperation Agreement, the amount of loans repayable by the Pledgor under the Loan Agreement and all expenses occurred by the Pledgee in connection with enforcement of the Pledgor’s and/or Party C’s Contract Obligations.

1.7	Event of Default: shall refer to any of the circumstances set forth in Article 7 of this Agreement.
1.8	Notice of Default: shall refer to the notice issued by the Pledgee in accordance with this Agreement declaring an Event of Default.

Article 2 Pledge

2.1

The Pledgor hereby agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby agrees that the Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2

During the Term of the Pledge, the Pledgee is entitled to receive dividends distributed on the Pledged Equity Interest. Without the prior written consent of the Pledgee, the Pledgor shall not receive dividends distributed on the Pledged Equity Interest. Dividends received by the Pledgor on the Pledged Equity Interest after the deduction of individual income tax paid by the Pledgor shall be, as required by the Pledgee, (1) deposited into an account designated and supervised by the Pledgee and

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used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to making any other payment; or (2) to the extent not prohibited by the applicable PRC laws, unconditionally donated to the Pledgee or any other person designated by the Pledgee.

2.3

The Pledgor may subscribe for a capital increase in Party C only with prior written consent of the Pledgee. Any additional equity interest obtained by the Pledgor as a result of the Pledgor’s subscription of the increased registered capital of Party C shall also be deemed as Pledged Equity Interest, and the Parties shall enter into further equity pledge agreement for this purpose and complete registration of the pledge of such additional equity interest.

2.4

In the event that Party C is required by the PRC law to be liquidated or dissolved, any interest distributed to the Pledgor upon Party C’s dissolution or liquidation shall, upon the request of the Pledgee, be (1) deposited into an account designated and supervised by the Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) to the extent not prohibited by the PRC laws, unconditionally donated to the Pledgee or any other person designated by the Pledgee.

Article 3 Term of the Pledge

3.1

The Pledge shall become effective from the date that the Pledged Equity Interest under this Agreement has been registered with the relevant administration for market regulation (“AMR”). The Pledge shall remain effective until (1) all Contract Obligations have been fully performed and all Secured Indebtedness has been fully paid, or (2) the Pledgee and/or the designated person shall, subject to the PRC laws, decide to purchase the entire Equity Interest of Party C held by the Pledgors in accordance with the Exclusive Option Agreement, and the Equity Interest of Party C has been transferred to the Pledgee and/or the designated person in accordance with the laws, and the Pledgee and the designated person can legally engage in the business of Party C. The Pledgor and Party C shall (I) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (II) submit an application to the relevant AMR for the registration of the Pledge of the Equity Interest under this Agreement within 30 business days following the execution of this Agreement. The Parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to AMR this Agreement or an equity pledge agreement in the form required by the AMR at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AMR Pledge Agreement”). For matters not specified in the AMR Pledge Agreement, the Parties shall be bound by the provisions of this Agreement. The Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the relevant PRC laws and regulations and the competent AMR, to ensure that the Pledge of the Equity Interest shall be registered with the AMR as soon as possible after submission for filing.

3.2

During the Term of the Pledge, in the event that the Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness, the Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

Article 4 Custody of Pledge Certificates

4.1	During the Term of the Pledge set forth in this Agreement, the Pledgor shall deliver

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to the Pledgee’s custody the certificate of Pledgor’s capital contribution in Party C and the register of shareholders recording the Pledge within one week from the execution of this Agreement. The Pledgee shall have custody of such documents during the entire Term of the Pledge set forth in this Agreement.

Article 5 Representations and Warranties of the Pledgor and Party C

As of the execution date of this Agreement, the Pledgor and Party C hereby jointly and severally represent and warrant to the Pledgee that:

5.1	The Pledgor is the sole legal and beneficial owner of the Pledged Equity Interest;
5.2	The Pledgee shall have the right to dispose of and transfer the Pledged Equity Interest in accordance with the provisions set forth in this Agreement.
5.3	Except for the Pledge, the Pledgor has not placed any security interest or other encumbrance on the Pledged Equity Interest.
5.4	The Pledgor and Party C have obtained approvals and consents from the government authorities and third parties (if required) for the execution, delivery and performance of this Agreement.
5.5

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or document to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

Article 6 Covenants of the Pledgor and Party C

6.1	During the term of this Agreement, the Pledgor and Party C hereby jointly and severally covenant to the Pledgee:
6.1.1

The Pledgor shall not transfer the Pledged Equity Interest, place or permit the existence of any security interest or other encumbrance on the Pledged Equity Interest or any portion thereof, without the prior written consent of the Pledgee, except for the performance of the Transaction Documents;

6.1.2

The Pledgor and Party C shall comply with and carry out all requirements under applicable laws and regulations relating to pledge, and within five (5) days of receipt of any notice, order or recommendation issued or made by the competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to the Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon the Pledgee’s reasonable request or upon consent of the Pledgee;

6.1.3

Each of the Pledgor and Party C shall promptly notify the Pledgee of any event or notice received by it that may have an impact on the Pledged Equity Interest (or any portion thereof,) as well as any event or notice received by it that may have an impact on any guarantees and obligations of the Pledgor under this Agreement or the performance of obligations of the Pledgor under this Agreement;

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6.1.4	Party C shall complete the registration procedures for the extension of the operation term within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.
6.2

The Pledgor agrees that the rights acquired by the Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by the Pledgor or any successors, heirs or representatives of the Pledgor or any other persons through any legal proceedings.

6.3

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, the Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, deeds and/or covenants required by the Pledgee. The Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by the Pledgee, to facilitate the exercise by the Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with the Pledgee or designee(s) of the Pledgee (natural persons/legal persons). The Pledgor undertakes to provide the Pledgee within a reasonable time with all notices, the orders and decisions regarding the Pledge that are required by the Pledgee.

6.4

The Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, the Pledgor shall indemnify the Pledgee for all losses resulting therefrom.

Article 7 Event of Breach

7.1	The following circumstances shall be deemed an Event of Default:
7.1.1	The Pledgor’s any breach to any obligations under the Transaction Documents and/or this Agreement;
7.1.2	Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.
7.2

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Article 7.1, the Pledgor and Party C shall immediately notify the Pledgee in writing accordingly.

7.3

Unless an Event of Default set forth in Article 7.1 has been successfully resolved to the Pledgee’s satisfaction within twenty (20) days after the Pledgee delivers a notice to the Pledgor and/or Party C requesting ratification of such Event of Default, the Pledgee may issue a Notice of Default to the Pledgor in writing at any time thereafter, demanding to immediately exercise the Pledge in accordance with the provisions of Article 8 of this Agreement.

Article 8 Exercise of the Pledge

8.1	The Pledgee shall issue a written Notice of Default to the Pledgor when it exercises the Pledge.

8.2Subject to the provisions of Article 7.3, the Pledgee may exercise the right to enforce

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the Pledge at any time after the issuance of the Notice of Default in accordance with Article 8.1. The Pledgor shall cease to own any Pledged Equity Interest-related rights or interests once the Pledgee decides to exercise the right to enforce the Pledge.

8.3

After the Pledgee issues a Notice of Default to the Pledgor in accordance with Article 8.1, the Pledgee may exercise any remedial measure under the applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Pledged Equity Interest based on the monetary valuation that such Pledged Equity Interest is converted into or from the proceeds from the auction or sale of the Pledged Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

8.4

The proceeds from the exercise of the Pledge by the Pledgee shall be used to pay for the taxes and expenses incurred as a result of disposing the Pledged Equity Interest and to perform the Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to the Pledgor or any other person who have rights to such balance under relevant laws and regulations or be deposited to the local notary public office where the Pledgor resides, with all expenses incurred being borne by the Pledgor. To the extent permitted by the applicable PRC laws, the Pledgor shall unconditionally donate the aforementioned proceeds to the Pledgee or any other person designated by the Pledgee.

8.5

The Pledgee may exercise any remedy measure available to it simultaneously or in any order. The Pledgee may exercise the priority right in compensation based on the monetary valuation that such Pledged Equity Interest is converted into or with the proceeds from the auction or sale of the Pledged Equity Interest under this Agreement, without being required to exercise any other remedy measure first.

8.6	The Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and the Pledgor or Party C shall not raise any objection to such exercise.
8.7	When the Pledgee disposes of the Pledge in accordance with this Agreement, the Pledgor and Party C shall provide the necessary assistance to enable the Pledgee to enforce the Pledge.

Article 9 Breach of Agreement

9.1

If the Pledgor or Party C materially breaches any provision under this Agreement, the Pledgee is entitled to terminate this Agreement and/or require the Pledgor or Party C to compensate the losses. This Article shall not prejudice any other rights of the Pledgee under this Agreement.

9.2	The Pledgor or Party C shall not have any right to terminate this Agreement unilaterally in any event unless otherwise required by the applicable laws.

Article 10 Assignment

10.1	Without the Pledgee’s prior written consent, neither the Pledgor nor Party C shall grant or assign its/his rights and obligations under this Agreement.
10.2	This Agreement shall be binding on the Pledgor and his/her successors and permitted assignees, and shall be valid with respect to the Pledgee and each of

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his/her successors and assignees.

10.3

At any time, the Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assignees shall have the rights and obligations of the Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4

In the event of change of the Pledgee due to assignment, the Pledgor and/or Party C shall, at the request of the Pledgee, execute a new equity pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the competent AMR.

10.5

The Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of the Pledgor with respect to the Pledged Equity Interest hereunder shall not be exercised by the Pledgor except in accordance with the written instructions of the Pledgee.

Article 11 Termination

11.1

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by the Pledgor and Party C, the Pledgee shall release the Pledge under this Agreement upon the Pledgor’s request as soon as reasonably practicable and shall assist the Pledgor in de-registering the Pledge from the register of shareholders  of Party C and with the competent AMR.

11.2	The provisions under Articles 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

Article 12 Handling Fees and Other Expenses

All fees and actual expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

Article 13 Confidentiality

The Parties acknowledge and confirm that the existence and the content of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any confidential information to any third party, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Article. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party

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and such Party shall be held liable for breach of this Agreement.

Article 14 Governing Law and Disputes Resolution

14.1	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the PRC laws.
14.2

In the event of any dispute arising from the performance of this Agreement or in connection with this Agreement, either Party is entitled to submit the dispute to Shanghai International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with its arbitration procedures and rules then in effect. The arbitration tribunal shall consist of three arbitrators to be appointed in accordance with the arbitration rules. The claimant and the respondent shall respectively appoint one arbitrator, and the third arbitrator shall be appointed by the first two arbitrators through negotiations or designated by Shanghai International Economic and Trade Arbitration Commission. The arbitration proceedings shall be conducted in Chinese in a confidential manner. The arbitration award shall be final and binding upon the parties thereto. Under appropriate circumstances, the arbitration tribunal or arbitrators may award compensation, injunctive relief in respect of the Parties’ equities or assets in accordance with the dispute resolution clause and/or applicable PRC laws, including restriction on conduct of business, restriction or prohibition of transfer or sale of equities or assets, or proposal for the winding-up of the Parties. In addition, in the course of forming the tribunal, the Parties shall have the right to file an application to any court with competent jurisdiction (including courts in Hong Kong, Cayman Islands and places of incorporation of the Parties (namely Beijing, China and Shanghai, China)) and places where the principal assets of all the Parties are located) for the grant of temporary reliefs.

14.3

During the arbitration, except for the matters under dispute and pending for arbitration, the Parties shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

Article 15 Notices

15.1

All notices and other communications required or given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid or by commercial courier service or facsimile transmission to the address of such Party set forth below. Each such notice shall also be resent by email. The date on which such notices shall be deemed to have been effectively served shall be determined as follows:

15.1.1	Notices given by personal delivery (including express mail service) shall be deemed effectively given on the day when an acknowledgement of receipt thereof is signed;
15.1.2	Notices given by registered mail (postage prepaid) shall be deemed effectively given on the 15th day after the date of the return receipt thereof.
15.1.3

Notices given by facsimile transmission shall be deemed effectively given on the date of transmission as shown on the facsimile, provided that, if such facsimile is given after 5pm or on a non-business day at the place of receipt, it shall be deemed given on the business day immediately following the transmission date shown on such facsimile.

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15.2	For the purpose of notices, the addresses of the Parties are as follows:

Party A:	NIO Co., Ltd.
Address:	NIO Inc., Building 20, No. 56 Antuo Road, Jiading District, Shanghai
Attn:	Lei LIU

Party B:	Bin LI
Address:	********
Attn:	Bin LI

Party C:	Beijing NIO Network Technology Co., Ltd.
Address:	NIO Inc., Building 20, No. 56 Antuo Road, Jiading District, Shanghai
Attn:	Lei LIU

15.3	Any party may at any time change its address for receiving notices by a notice delivered to the other party in accordance with the terms hereof.

Article 16 Severability

In the event that one or several of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

Article 17 Attachments

The attachments set forth herein shall be an integral part of this Agreement.

Article 18 Effectiveness

18.1This Agreement shall become effective upon execution by the Parties.

18.2Any amendment, supplement and change to this Agreement shall be made in writing by all of the Parties and take effects after they are executed or stamped by all Parties hereunder and governmental registration procedures (if necessary) are completed.

Article 19 Counterparts

This Agreement is written in Chinese in four copies. The Pledgor, the Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration.

(The remainder of this page is intentionally left blank. signature page follows)

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Agreement as of the date first written above, which will take effect in accordance with the provisions of this Agreement.

Party A: NIO Co., Ltd. (seal)

By:	/s/ Lihong Qin
Name:	Lihong Qin
Title:	Legal Representative

Party B: Bin Li

Signed by:	s/ Bin Li

Party C: Beijing NIO Network Technology Co., Ltd. (seal)

Signed by:	/s/ Lihong Qin
Name:	Lihong Qin
Title:	Legal Representative

Equity Pledge Agreement

This Equity Pledge Agreement (this “Agreement”) is made and entered into by and between the following parties on April 12, 2021 in Shanghai, the People’s Republic of China (“China” or the “PRC”, for the purpose of this Agreement, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan Region of the People’s Republic of China).

Party A: NIO Co., Ltd. (hereinafter the “Pledgee”)

Address: Room 115, No. 569 Anchi Road, Anting Town, Jiading District, Shanghai

Party B: Lihong Qin (hereinafter the “Pledgor”)

Address: ********

Party C: Beijing NIO Network Technology Co., Ltd.

Address: Room 112, Beijing Yuxiangqing Hotel, No. 23 Courtyard, Babaozhuang, Haidian District, Beijing

In this Agreement, each of the Pledgee, the Pledgor and Party C shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas,

(4)

The Pledgor is a citizen of China with ID card No.:********, who as of the date hereof holds 80% of the equity interests of Party C, representing RMB 8,000,000 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China, and engaged in Internet culture business. Party C hereby acknowledges the respective rights and obligations of the Pledgor and the Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

(5)

The Pledgee is a wholly foreign-owned enterprise registered in China. The Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, the Pledgee and the Pledgor have executed an Exclusive Option Agreement (as defined below); the Pledgee and the Pledgor have executed a Loan Agreement (as defined below); and the Pledgor has executed a Power of Attorney (as defined below) in favor of the Pledgee;

(6)

To ensure that Party C and the Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, the Load Agreement and the Power of Attorney, the Pledgor hereby pledges to the Pledgee all of the equity interest that the Pledgor holds in Party C as security for the performance by Party C and the Pledgor of their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, the Loan Agreement and the Power of Attorney.

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

Article 1 Definitions

Unless otherwise provided in this Agreement, the terms below shall have the following meanings:

1.9

Pledge: shall refer to the security interest granted by the Pledgor to the Pledgee pursuant to Article 2 of this Agreement, which means the right of the Pledgee to be paid in priority with the Pledged Equity Interest based on the monetary valuation that such Pledged Equity Interest is converted into or from the proceeds from the auction or sale of the Pledged Equity Interest pledged by the Pledgor to the Pledgee.

1.10

Pledged Equity Interest: shall refer to 80% equity interests in Party C currently held by the Pledgor, representing RMB8,000,000 in the registered capital of Party C, and all of the equity interest hereafter held by the Pledgor in Party C.

1.11	Term of the Pledge: shall refer to the term set forth in Article 3 of this Agreement.
1.12

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and the Pledgee on April 12, 2021, (the “Exclusive Business Cooperation Agreement”), the Loan Agreement executed by and between the Pledgee and the Pledgor on April 12, 2021, (the “Loan Agreement”), the Exclusive Option Agreement executed by and among Party C, the Pledgee and the Pledgor on April 12, 2021, (the “Exclusive Option Agreement”), the Power of Attorney executed on April 12, 2021 by the Pledgor (the “Power of Attorney”) and any modification, amendment and/or restatement to the aforementioned documents.

1.13

Contract Obligations: shall refer to all the obligations of the Pledgor under the Exclusive Option Agreement, the Loan Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.14

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by the Pledgee, incurred as a result of any Event of Default on the part of the Pledgor and/or Party C. The amount of such losses shall be calculated based on such factors as the reasonable business plan and profit forecast of the Pledgee, the service fees payable by Party C under the Exclusive Business Cooperation Agreement, the amount of loans repayable by the Pledgor under the Loan Agreement and all expenses occurred by the Pledgee in connection with enforcement of the Pledgor’s and/or Party C’s Contract Obligations.

1.15	Event of Default: shall refer to any of the circumstances set forth in Article 7 of this Agreement.
1.16	Notice of Default: shall refer to the notice issued by the Pledgee in accordance with this Agreement declaring an Event of Default.

Article 2 Pledge

2.5

The Pledgor hereby agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby agrees that the Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.6

During the Term of the Pledge, the Pledgee is entitled to receive dividends distributed on the Pledged Equity Interest. Without the prior written consent of the Pledgee, the Pledgor shall not receive dividends distributed on the Pledged Equity Interest. Dividends received by the Pledgor on the Pledged Equity Interest after the deduction of individual income tax paid by the Pledgor shall be, as required by the Pledgee, (1) deposited into an account designated and supervised by the Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to making any other payment; or (2) to the extent not prohibited by the applicable PRC laws, unconditionally donated to the Pledgee or any other person designated by the Pledgee.

2.7

The Pledgor may subscribe for a capital increase in Party C only with prior written consent of the Pledgee. Any additional equity interest obtained by the Pledgor as a result of the Pledgor’s subscription of the increased registered capital of Party C shall also be deemed as Pledged Equity Interest, and the Parties shall enter into further equity pledge agreement for this purpose and complete registration of the pledge of such additional equity interest.

2.8

In the event that Party C is required by the PRC law to be liquidated or dissolved, any interest distributed to the Pledgor upon Party C’s dissolution or liquidation shall, upon the request of the Pledgee, be (1) deposited into an account designated and supervised by the Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) to the extent not prohibited by the PRC laws, unconditionally donated to the Pledgee or any other person designated by the Pledgee.

Article 3 Term of the Pledge

3.3

The Pledge shall become effective from the date that the Pledged Equity Interest under this Agreement has been registered with the relevant administration for market regulation (“AMR”). The Pledge shall remain effective until (1) all Contract Obligations have been fully performed and all Secured Indebtedness has been fully paid, or (2) the Pledgee and/or the designated person shall, subject to the PRC laws, decide to purchase the entire Equity Interest of Party C held by the Pledgors in accordance with the Exclusive Option Agreement, and the Equity Interest of Party C has been transferred to the Pledgee and/or the designated person in accordance with the laws, and the Pledgee and the designated person can legally engage in the business of Party C. The Pledgor and Party C shall (I) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (II) submit an application to the relevant AMR for the registration of the Pledge of the Equity Interest under this Agreement within 30 business days following the execution of this Agreement. The Parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to AMR this Agreement or an equity pledge agreement in the form required by the AMR at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AMR Pledge Agreement”). For matters not specified in the AMR Pledge Agreement, the Parties shall be bound by the provisions of this Agreement. The Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the relevant PRC laws and regulations and the competent AMR, to ensure that the Pledge of the Equity Interest shall be registered with the AMR as soon as possible after submission for filing.

3.4

During the Term of the Pledge, in the event that the Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness, the Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

Article 4 Custody of Pledge Certificates

4.2	During the Term of the Pledge set forth in this Agreement, the Pledgor shall deliver to the Pledgee’s custody the certificate of Pledgor’s capital contribution in Party C and the register of shareholders recording the Pledge within one week from the execution of this Agreement. The Pledgee shall have custody of such documents during the entire Term of the Pledge set forth in this Agreement.

Article 5 Representations and Warranties of the Pledgor and Party C

As of the execution date of this Agreement, the Pledgor and Party C hereby jointly and severally represent and warrant to the Pledgee that:

5.6	The Pledgor is the sole legal and beneficial owner of the Pledged Equity Interest;
5.7	The Pledgee shall have the right to dispose of and transfer the Pledged Equity Interest in accordance with the provisions set forth in this Agreement.
5.8	Except for the Pledge, the Pledgor has not placed any security interest or other encumbrance on the Pledged Equity Interest.
5.9	The Pledgor and Party C have obtained approvals and consents from the government authorities and third parties (if required) for the execution, delivery and performance of this Agreement.
5.10

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or document to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

Article 6 Covenants of the Pledgor and Party C

6.5	During the term of this Agreement, the Pledgor and Party C hereby jointly and severally covenant to the Pledgee:
6.1.5

The Pledgor shall not transfer the Pledged Equity Interest, place or permit the existence of any security interest or other encumbrance on the Pledged Equity Interest or any portion thereof, without the prior written consent of the Pledgee, except for the performance of the Transaction Documents;

6.1.6

The Pledgor and Party C shall comply with and carry out all requirements under applicable laws and regulations relating to pledge, and within five (5) days of receipt of any notice, order or recommendation issued or made by the competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to the Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon the Pledgee’s reasonable request or upon consent of the Pledgee;

6.1.7

Each of the Pledgor and Party C shall promptly notify the Pledgee of any event or notice received by it that may have an impact on the Pledged Equity Interest (or any portion thereof,) as well as any event or notice received by it that may have an impact on any guarantees and obligations of the Pledgor under this Agreement or the performance of obligations of the Pledgor under this Agreement;

6.1.8	Party C shall complete the registration procedures for the extension of the operation term within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.
6.6

The Pledgor agrees that the rights acquired by the Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by the Pledgor or any successors, heirs or representatives of the Pledgor or any other persons through any legal proceedings.

6.7

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, the Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, deeds and/or covenants required by the Pledgee. The Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by the Pledgee, to facilitate the exercise by the Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with the Pledgee or designee(s) of the Pledgee (natural persons/legal persons). The Pledgor undertakes to provide the Pledgee within a reasonable time with all notices, the orders and decisions regarding the Pledge that are required by the Pledgee.

6.8

The Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, the Pledgor shall indemnify the Pledgee for all losses resulting therefrom.

Article 7 Event of Breach

7.4	The following circumstances shall be deemed an Event of Default:
7.1.3	The Pledgor’s any breach to any obligations under the Transaction Documents and/or this Agreement;
7.1.4	Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.
7.5

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Article 7.1, the Pledgor and Party C shall immediately notify the Pledgee in writing accordingly.

7.6

Unless an Event of Default set forth in Article 7.1 has been successfully resolved to the Pledgee’s satisfaction within twenty (20) days after the Pledgee delivers a notice to the Pledgor and/or Party C requesting ratification of such Event of Default, the Pledgee may issue a Notice of Default to the Pledgor in writing at any time thereafter, demanding to immediately exercise the Pledge in accordance with the provisions of Article 8 of this Agreement.

Article 8 Exercise of the Pledge

8.8	The Pledgee shall issue a written Notice of Default to the Pledgor when it exercises the Pledge.
8.9	Subject to the provisions of Article 7.3, the Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Article 8.1. The Pledgor shall cease to own any Pledged Equity Interest-related rights or interests once the Pledgee decides to exercise the right to enforce the Pledge.

8.10

After the Pledgee issues a Notice of Default to the Pledgor in accordance with Article 8.1, the Pledgee may exercise any remedial measure under the applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Pledged Equity Interest based on the monetary valuation that such Pledged Equity Interest is converted into or from the proceeds from the auction or sale of the Pledged Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

8.11

The proceeds from the exercise of the Pledge by the Pledgee shall be used to pay for the taxes and expenses incurred as a result of disposing the Pledged Equity Interest and to perform the Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to the Pledgor or any other person who have rights to such balance under relevant laws and regulations or be deposited to the local notary public office where the Pledgor resides, with all expenses incurred being borne by the Pledgor. To the extent permitted by the applicable PRC laws, the Pledgor shall unconditionally donate the aforementioned proceeds to the Pledgee or any other person designated by the Pledgee.

8.12

The Pledgee may exercise any remedy measure available to it simultaneously or in any order. The Pledgee may exercise the priority right in compensation based on the monetary valuation that such Pledged Equity Interest is converted into or with the proceeds from the auction or sale of the Pledged Equity Interest under this Agreement, without being required to exercise any other remedy measure first.

8.13	The Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and the Pledgor or Party C shall not raise any objection to such exercise.
8.14	When the Pledgee disposes of the Pledge in accordance with this Agreement, the Pledgor and Party C shall provide the necessary assistance to enable the Pledgee to enforce the Pledge.

Article 9 Breach of Agreement

9.3

If the Pledgor or Party C materially breaches any provision under this Agreement, the Pledgee is entitled to terminate this Agreement and/or require the Pledgor or Party C to compensate the losses. This Article shall not prejudice any other rights of the Pledgee under this Agreement.

9.4	The Pledgor or Party C shall not have any right to terminate this Agreement unilaterally in any event unless otherwise required by the applicable laws.

Article 10 Assignment

10.6	Without the Pledgee’s prior written consent, neither the Pledgor nor Party C shall grant or assign its/his rights and obligations under this Agreement.
10.7	This Agreement shall be binding on the Pledgor and his/her successors and permitted assignees, and shall be valid with respect to the Pledgee and each of his/her successors and assignees.

10.8

At any time, the Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assignees shall have the rights and obligations of the Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.9

In the event of change of the Pledgee due to assignment, the Pledgor and/or Party C shall, at the request of the Pledgee, execute a new equity pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the competent AMR.

10.10

The Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of the Pledgor with respect to the Pledged Equity Interest hereunder shall not be exercised by the Pledgor except in accordance with the written instructions of the Pledgee.

Article 11 Termination

11.3Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by the Pledgor and Party C, the Pledgee shall release the Pledge under this Agreement upon the Pledgor’s request as soon as reasonably practicable and shall assist the Pledgor in de-registering the Pledge from the register of shareholders  of Party C and with the competent AMR.

11.4The provisions under Articles 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

Article 12 Handling Fees and Other Expenses

All fees and actual expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

Article 13 Confidentiality

The Parties acknowledge and confirm that the existence and the content of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any confidential information to any third party, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Article. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

Article 14 Governing Law and Disputes Resolution

14.4	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the PRC laws.
14.5

In the event of any dispute arising from the performance of this Agreement or in connection with this Agreement, either Party is entitled to submit the dispute to Shanghai International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with its arbitration procedures and rules then in effect. The arbitration tribunal shall consist of three arbitrators to be appointed in accordance with the arbitration rules. The claimant and the respondent shall respectively appoint one arbitrator, and the third arbitrator shall be appointed by the first two arbitrators through negotiations or designated by Shanghai International Economic and Trade Arbitration Commission. The arbitration proceedings shall be conducted in Chinese in a confidential manner. The arbitration award shall be final and binding upon the parties thereto. Under appropriate circumstances, the arbitration tribunal or arbitrators may award compensation, injunctive relief in respect of the Parties’ equities or assets in accordance with the dispute resolution clause and/or applicable PRC laws, including restriction on conduct of business, restriction or prohibition of transfer or sale of equities or assets, or proposal for the winding-up of the Parties. In addition, in the course of forming the tribunal, the Parties shall have the right to file an application to any court with competent jurisdiction (including courts in Hong Kong, Cayman Islands and places of incorporation of the Parties (namely Beijing, China and Shanghai, China)) and places where the principal assets of all the Parties are located) for the grant of temporary reliefs.

14.6

During the arbitration, except for the matters under dispute and pending for arbitration, the Parties shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

Article 15 Notices

15.4

All notices and other communications required or given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid or by commercial courier service or facsimile transmission to the address of such Party set forth below. Each such notice shall also be resent by email. The date on which such notices shall be deemed to have been effectively served shall be determined as follows:

15.1.1	Notices given by personal delivery (including express mail service) shall be deemed effectively given on the day when an acknowledgement of receipt thereof is signed;
15.1.2	Notices given by registered mail (postage prepaid) shall be deemed effectively given on the 15th day after the date of the return receipt thereof.
15.1.3

Notices given by facsimile transmission shall be deemed effectively given on the date of transmission as shown on the facsimile, provided that, if such facsimile is given after 5pm or on a non-business day at the place of receipt, it shall be deemed given on the business day immediately following the transmission date shown on such facsimile.

15.5	For the purpose of notices, the addresses of the Parties are as follows:

Party A:	NIO Co., Ltd.
Address:	NIO Inc., Building 20, No. 56 Antuo Road, Jiading District, Shanghai
Attn:	Lei LIU

Party B:	Lihong Qin
Address:	********
Attn:	Lihong Qin

Party C:	Beijing NIO Network Technology Co., Ltd.
Address:	NIO Inc., Building 20, No. 56 Antuo Road, Jiading District, Shanghai
Attn:	Lei LIU

15.6	Any party ma y at any time change its address for receiving notices by a notice delivered to the other party in accordance with the terms hereof.

Article 16 Severability

In the event that one or several of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

Article 17 Attachments

The attachments set forth herein shall be an integral part of this Agreement.

Article 18 Effectiveness

18.3	This Agreement shall become effective upon execution by the Parties.
18.4

Any amendment, supplement and change to this Agreement shall be made in writing by all of the Parties and take effects after they are executed or stamped by all Parties hereunder and governmental registration procedures (if necessary) are completed.

Article 19 Counterparts

This Agreement is written in Chinese in four copies. The Pledgor, the Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration.

(The remainder of this page is intentionally left blank. signature page follows)

1.IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Agreement as of the date first written above, which will take effect in accordance with the provisions of this Agreement.

Party A: NIO Co., Ltd. (seal)

By:	/s/ Lihong Qin
Name:	Lihong Qin
Title:	Legal Representative

Party B: Lihong Qin

Signed by:	/s/ Lihong Qin

Party C: Beijing NIO Network Technology Co., Ltd. (seal)

Signed by:	/s/ Lihong Qin
Name:	Lihong Qin
Title:	Legal Representative